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                                                                   EXHIBIT 10.16
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                               SECOND AMENDMENT
                                    TO THE
                          LASALLE RE HOLDINGS LIMITED
                         1996 LONG-TERM INCENTIVE PLAN
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     WHEREAS, LaSalle Re Holdings Limited (the "Company") maintains the LaSalle
Re Holdings Limited 1996 Long-Term Incentive Plan (the "Plan");

     WHEREAS, the Plan provides that the Board of Directors of the Company (the "Board") may amend the Plan at any time;

     NOW, THEREFORE, BE IT RESOLVED, that the Plan be and is hereby amended, effective September 25, 1998, by adding the following new section 7A to the Plan as a part thereof:

                                  "SECTION 7A
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                         FIFTH ANNIVERSARY STOCK AWARD
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               Each Eligible Individual who has completed five years of service with the Company or a Related Company (including service performed as an employee of CNA (Bermuda) Services Limited or Aon Risk Consultants (Bermuda) Ltd.) who has not previously been granted an award under the Plan shall be granted Stock on the earlier of (i) the fifth anniversary of such Eligible Individual's date of hire by the Company or a Related Company or (ii) in the case of an Eligible Individual who performed services for the Company or a Related Company prior to such date of hire, the fifth anniversary of the date on which such Eligible Individual began performing such services, subject in each case to approval of such award by the Committee. The amount of Stock granted to the Eligible Individual shall be equal to 10% of his or her base salary as of such anniversary date, divided by the Fair Market Value of a share of Stock on the business day coincident with such anniversary date, or if such anniversary date is not a business day, the first business day immediately prior to such anniversary date; provided that such Eligible Individual is employed by the Company or a Related Company on such anniversary date."